EXHIBIT 99.1

SMITHFIELD FOODS, INC.

NON-EMPLOYEE DIRECTOR DEFERRAL PLAN

1. Purpose. The purposes of the Plan are to assist the Company in (1) promoting a greater identity of interests between the Company’s Non-Employee Directors and its shareholders, and (2) attracting and retaining Non-Employee Directors by affording them an opportunity to share in the future successes of the Company.

2. Definitions

(a) “Beneficiary” shall mean a Beneficiary or Beneficiaries designated by the Non-Employee Director under Section 8.

(b) “Board” shall mean the Board of Directors of the Company.

(c) “Change in Control” shall mean the occurrence of any of the following events:

(i) The acquisition, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934) of 20% or more of either the then outstanding shares of Common Stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, but excluding for this purpose, any such acquisition by the Company or any of its subsidiaries, or any employee benefit plan (or related trust) of the Company or its subsidiaries, or any corporation with respect to which, following such acquisition, more than 50% of, respectively, the then outstanding shares of Common Stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by the individuals and entities who were the beneficial owners, respectively, of the Common Stock and voting securities of the Company immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the then outstanding shares of Common Stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, as the case may be; or

(ii) Individuals who, as of the date hereof, constitute the Board (as of the date hereof the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided that any individual becoming a director subsequent to the date hereof whose election or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Securities Exchange Act of 1934); or

(iii) Approval by the stockholders of the Company of a reorganization, merger or consolidation, in each case, with respect to which the individuals and entities who were the respective beneficial owners of the Common Stock and voting securities of the Company immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of Common Stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation, or a complete liquidation or dissolution of the Company or of its sale or other disposition of all or substantially all of the assets of the Company; provided that, if any Code provision provides a specific definition of a change in control or similar term for purposes of taxation of deferred compensation, the event must also qualify as a change in control or similar term for purposes of the Code.

(d) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations thereunder.

(e) “Common Stock” shall mean the common stock, $0.50 par value, of the Company.

(f) “Company” shall mean Smithfield Foods, Inc., a corporation organized under the laws of the Commonwealth of Virginia.

(g) “Fair Market Value” means (i) with respect to the number of shares of Company Common Stock acquired by purchase through a broker, the actual purchase price paid for a share of Company Common Stock; or (ii) for all other plan purposes, the average of the highest and lowest registered sales prices of the Company Common Stock at which it is traded on such date on the exchange on which it generally has the greatest trading volume.

(h) “Fees” shall mean the annual cash retainer fee and the meeting fees for a Non-Employee Director in connection with his or her service on the Board for any Plan Year.

(i) “Non-Employee Director” shall mean each member of the Board who is not an employee of the Company.

(j) “Plan” shall mean the Smithfield Foods, Inc. 2004 Non-Employee Director Deferral Plan.

(k) “Plan Year” shall mean the calendar year, provided that the first Plan Year shall be from September 1, 2004 to December 31, 2004.

(l) “Trust” shall mean the trust agreement between Smithfield Foods, Inc. and State Street Bank and Trust Company (or any successor) entered into with respect to the Plan.

3. Eligibility. Each Non-Employee Director shall be eligible to participate in the Plan.

4. Shares Subject to the Plan. The maximum number of shares of Common Stock that shall be reserved and available for use under the Plan shall be 100,000 (one hundred thousand), subject to adjustment pursuant to Section 10. The shares issued under the Plan may be shares acquired through market acquisitions or may be authorized and unissued shares.

5. Administration. The Plan shall be administered by the Board or any committee thereof so designated by the Board (the “Committee”), which shall have full authority to construe and interpret the Plan, to establish, amend and rescind rules and regulations relating to the Plan, and to take all such actions and make all such determinations in connection with the Plan as it may deem necessary or desirable.

6. Deferrals of Fees.

(a) A Non-Employee Director may elect to defer the payment of 25%, 50%, 75% or 100% of the Fees that would otherwise be payable in cash by completing a deferral election. A deferral election must specify the applicable amount or percentage of Fees that the Non-Employee Director wishes to defer. A deferral election shall pertain to all Fees payable in cash during a Plan Year.

(b) A deferral election must be in writing and be delivered to the Company prior to the start of the Plan Year to which it pertains, provided that a deferral election received no later than September 30, 2004 shall be effective for the Plan Year beginning September 1, 2004. A deferral election shall be irrevocable and may not be amended with respect to the Plan Year to which it pertains. A deferral election may be made for a single Plan Year or may be made applicable to all future Plan Years until revoked. Any revocation or amendment of a deferral election shall be effective as of the first day of the next Plan Year after the revocation or amendment is made.

(c) All amounts deferred under the Plan shall be held as deemed shares of Company Common Stock. With respect to all amounts for which a deferral election is made, the Company shall transfer to the deferred amount to the Non-Employee Director’s deferral account in the Trust when the Fees otherwise would have been payable to the Non-Employee Director. Deemed earnings and losses shall be credited to the deferral account established for the Non-Employee Director based on the Fair Market Value of Company Common Stock.

(d) For purposes of the Plan, a deferral account means a bookkeeping record on the books of the Company established for each Non-Employee Director who makes a fee deferral. A deferral account shall be established only for purposes of measuring the Company’s obligation to the Non-Employee Director and not to segregate assets or to identify assets that may be used to satisfy the obligation. With respect to deemed investments in Company Common Stock, the deferral account shall be credited with a number of full or fractional shares of Common Stock equal to the fees deferred divided by the Fair Market Value of Common Stock on the date of the deferral. Dividends on the Common Stock shall be deemed paid and deemed reinvested in Common Stock based on the Fair Market Value of the Common Stock on the date of payment of a dividend.

7. Distributions.

(a) A deferral election shall provide for an election of the form of payment of the Non-Employee Director’s deferral account. Payments of the deferral account shall be made in a lump sum or in annual installments over a period of at least 2 years and no more than 10 years. In absence of an effective election, the deferral account will be paid in a lump sum.

(b) Payment of the deferral account shall commence as soon as administratively possible after the Non-Employee Director ceases to be a member of the Board.

(c) All payments under the Plan shall be made in the form of the number of full shares of Company Common Stock shown in the deferral account with cash equal to the Fair Market Value of any fractional share on the date of distribution.

(d) In addition, the Non-Employee Director who ceases to be a member of the Board in connection with a Change in Control may elect to receive payment of the deferral account in a single lump sum payment in lieu of installments that would otherwise be payable when the Non-Employee Director ceases to be a member of the Board. The single lump sum payment shall be paid as soon as practicable after the Non-Employee Director ceases to be a member of the Board.

(e) To the extent of undistributed amounts in a Non-Employee Director’s deferral account at the Non-Employee Director’s death, the Non-Employee Director’s Beneficiary shall receive the balance of any unpaid benefit in a single lump sum payment. The single lump sum payment shall be paid in cash as soon as administratively practicable after the Non-Employee Director’s death occurs.

8. Designation of Beneficiary. A Non-Employee Director may designate one or more Beneficiaries to receive any payments payable in the event of his death. A designation of Beneficiary shall apply to a specified percentage of a Non-Employee Director’s entire interest in the Plan. Such designation, or any change therein, must be in writing and shall be effective upon receipt by the Company. If there is no effective designation of Beneficiary, or if no Beneficiary survives the Non-Employee Director, the Non-Employee Director’s estate shall be deemed to be the Beneficiary.

9. Amendment and Termination. The Board or the Committee may amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would impair the existing rights of a Non-Employee Director without such person’s consent. In addition, no such amendment shall be made without the approval of the Company’s shareholders to the extent such approval is required by law or agreement. Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules as well as other developments.

10. Adjustments Upon Changes in Capitalization. In the event of any change in corporate capitalization, such as a stock split or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Company, the Committee or Board may make such substitution or adjustments in the aggregate number and class of shares reserved for issuance under the Plan and/or such other equitable substitution or adjustments as it may determine to be appropriate in its sole discretion.

11. Effectiveness of Plan. The Plan is effective on September 1, 2004. Unless earlier terminated pursuant to Section 9, this Plan shall automatically terminate on, and no elections may be made after, the tenth anniversary of the date that the Plan is effective.